CONFIDENTIAL ROKA BIOSCIENCE June 2016

CONFIDENTIAL Cautionary Note Regarding Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act, as amended (the “Exchange Act”). These forward-looking statements are based on current expectations, estimates, forecasts and projections about the industry and markets in which we operate and management’s current beliefs and assumptions. Any statements contained herein (including, without limitation, statements to the effect that we “believe”, “expect”, “anticipate”, “plan” and similar expressions) that are not statements of historical fact should be considered forward-looking statements. These statements relate to future events or our financial performance and involve known and unknown risks, uncertainties and other factors that could cause our actual results, levels of activity, performance or achievement to differ materially from those expressed or implied by these forward looking statements. There are a number of important factors that could cause actual results to differ materially from those indicated by such forward-looking statements. Such factors include those set forth in the company’s filings with the Securities and Exchange Commission. We expressly disclaim any obligation to update any forward-looking statements, except as may be required by law. Given these uncertainties, you should not place undue reliance on these forward-looking statements. These forward-looking statements represent our estimates and assumptions only as of the date of this presentation and, except as required by law, we undertake no obligation to update or review publicly any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this presentation. 2

CONFIDENTIAL Key Highlights Founded in 2009 via acquisition of the industrial testing assets of Gen-Probe, a global leader in molecular diagnostics  Pure Play in Growing $2 Billion Food Safety Market*  IPO completed in July 2014  Early Adoption By Strategic Customers  Full Menu of Molecular Pathogen tests on Fully Automated Instrument Platform  Positioned to Benefit from Market Consolidation and Regulatory Initiatives  Insider Participation by Leading Investors 3 *Capella Advisors, Company Estimates

CONFIDENTIAL Food Safety Testing: $2 Billion Global Market Source: Capella Advisors, Company Estimates Food Safety Testing Market 4

CONFIDENTIAL North American Market Growth Market in Molecular Testing Market Growth Driven by Conversion to Molecular Test Volume: 75 Million SCI Food Micro 5, May 2011 & Food Micro 8 June 2013, Internal estimates ASP assumptions: Molecular $8.00/test, Antibody $5.00/test, Traditional $3.00/test 5 $460M Market Opportunity 6% 10% Pathogen Testing Molecular GROWTH

CONFIDENTIAL North American Pathogen Testing Locations Food Safety Testing Market 45 M 30 M Food Processors 3rd Party Pathogen Tests by Location 3rd Party Lab Market • Outpacing market growth • Move due to liability, technology & cost Current Testing Lab Landscape • 300-400 small labs • Fragmented, little national coverage • Inefficient operations • Old testing technologies • Low operating margins 6

CONFIDENTIAL  Each year the CDC reports:  48 Million sick  128,000 Hospitalized  3,000 Dead  As healthier eating continues:  Increased raw fruits & veggies  Less over-cooked foods  An expectation of local and healthy  Unless something changes, there will be more outbreaks, similar to Chipotle in 2015 We expect safe food…but outbreaks have increased Our food needs to be safer 7

CONFIDENTIAL Finding pathogens means additional cost of operations, e.g. diverting product, cleaning facilities, etc. Most used environmental tests (antibody-based) misses up to 50% of pathogenic bacteria* Consistent negative results satisfied regulators until now Rarely caught for poor testing, until now… Technology adoption has not happened….why? Processors have tested to get negative results 8 *Study Outline: Thirty‐five environmental sponges were collected each week for 6 weeks from areas in a plant known to have high positivity for environmental Listeria. All ELFA testing was conducted by an accredited third party commercial laboratory. Results: VIDAS 51.5% False Negatives; Atlas 4% The CDC, the DoJ and new regulations are driving change of this culture

CONFIDENTIAL Processors are now caught for poor testing NEW ability to trace illness back to food 9  FSMA mandated prevention-based controls in all food processors  2015 & 2016 starts the enforcement phase  Beginning in 2013 the CDC utilizes Whole Genome Sequencing (WGS) to build database to track and trace foodborne illness  Identifies outbreaks faster and ties pathogen to a specific food source and often a specific processing plant (new capability by matching gene sequences)  Dept. of Justice now involved in foodborne outbreaks. Example: Peanut Corp. ex-CEO gets 24 years in prison (2016)  Enforcement now includes fines and jail time

CONFIDENTIAL WGS will be a change agent for the industry  Listeria WGS launched in 2013; Salmonella, others to follow Testing to get a negative is no longer acceptable 10 Whole Genome Sequencing Impact  6 to 93 cases linked to food source in first 2 years  Traceability: Now linking outbreak to specific processor  Dramatically increases risk of poor food safety to processor  FEAR is a great motivator of change  We expect processors to increase testing with more accurate tests Reference: CDC 2016

CONFIDENTIAL Processors want to stay out of the news Representative Food borne Disease Outbreaks (2011- 2016) Product: Salad Mixes Ingredients Ice Cream Apples Chicken Peanut Butter Ground Turkey Pathogen: L. Mono STEC 026 L. Mono L. Mono Salmonella Salmonella Salmonella Case Count: 19 55 10 35 634 42 136 Deaths: 1 0 3 7 0 1 1 Hospitalizations: 19 22 10 34 241 10 37 Dynamics create investment in Food Safety Drives adoption of more robust pathogen testing protocols by food processors and retailers  Food Safety Modernization Act  Whole Genome Sequencing  Foodborne Disease Outbreaks 11 Roka’s technology can help prevent companies from being on this list

CONFIDENTIAL Commercial Timeline  Contamination issue with Listeria encountered Q3-2014 – Significant impact on stock price and valuation  Re-development of Listeria assay – Increased robustness of assay, allowing handling by labs – Commercial launch late 2015  Commercial status – Con-Agra evaluation positive but lengthy; others in progress – Positive market momentum re Listeria • Whole Genome Sequencing • Recalls (Blue Bell, Dole, Frozen Vegetables, etc.) • 3rd Party Lab Consolidation 12

CONFIDENTIAL Relaunch with full suite of high quality assays  Listeria – NEW assay  Salmonella  E. coli O157:H7  Listeria Monocytogenes  Shiga toxin-producing E. coli (STEC) Atlas Detection AssaysAtlas Instrument Full Commercial Menu Roka Value Proposition Accurate, Rapid, Fully-Automated Test Results As market need for quality increases – Roka is positioned to win Current AOAC Certified Menu covers >98% of Pathogen testing volume 13

CONFIDENTIAL Proprietary Technology with Full Automation • Walkaway Functionality • Incorporated Process Controls • Continuous flow processing • High Throughput Capability • Removes Operator Variability Purification Target Capture Amplification TMA Detection HPA • Integrated molecular Clean Up • Rapid Explosion of signal • Specific “Clamp Down” detection Global license to Gen-Probe IP 300+ issued patents All non-clinical applications 14

CONFIDENTIAL - 50 100 150 200 250 300 350 400 Q1-2016 Average Q1-2016 High Revenue Model  Targeting labs with 75-150 tests per day  Instruments typically placed as reagent rental  Cost of instrument recovered through consumables sales  Significant revenue opportunity per instrument placed 15 *Based on $8.00 ASP Target range: $200K-$400K* An n u al r ev en u e p er in str u m en t ($ ‘00 0)

CONFIDENTIAL Commercial Success to Date 16 DoD Food Analysis & Diagnostics Laboratory *Actual customers *

CONFIDENTIAL Commercial Strategy  Capitalize on new market drivers  Drive a segment focused organization  Focused promotional activities • Listeria Environmental Monitoring – all markets • Capitalize on processors fear of WGS  Key Strategic Initiatives • Partnership with significant third party lab • Beef industry 17

CONFIDENTIAL How to Win in the Lab Market  Sample Pick-Up Logistics  Leverage Existing Food Safety Business  Strong Balance Sheet  Efficient Lab Operations  Automation, flexibility  High volume, scalable instruments  Direct labor reductions 18 Enabled by Roka’s Atlas

CONFIDENTIAL Significant Lab Partnership Opportunity to Drive Market  Competitive pricing of molecular tests  Competitors will experience price erosion or lose business  Leverage existing courier infrastructure for national coverage  Offer a fast turn around time, despite shipping  Lab efficiencies and margins enabled by Atlas  Roka is the only automated, high volume platform on the market 19 Lab already uses Gen-Probe Panther (Atlas) for Clinical Testing

CONFIDENTIAL Atlas Pathogen Test Pricing by Lab 45.2 M 30.2 M 4% 31% 65%  Target ASP of ~ $18.00 for an Atlas pathogen test result would be an attractive and disruptive force in 3rd party testing market  Margin opportunity for both lab partner and Roka 20

CONFIDENTIAL Third Party Lab Opportunity 2016-2019 Lab Revenue Potential  Illustration of opportunity to build significant revenue for lab partner* 21 * Environmental Listeria volume only. Company estimates Assuming lab charges $18 price per test to its customers Year 1 Year 2 Year 3 Year 4 10% 44 46 49 52 20% 87 92 98 104 30% 131 139 147 156 40% 174 185 196 208 50% 218 231 245 259 Sh are Revenue ($ mill.)

CONFIDENTIAL $18 test price to end customers  Lab gross margin >35%  Exceeds current business 33% margin Laboratory Business Profitability 22 Roka gross margin >40% on sales to lab Roka pricing to lab discounted for large volume Meaningful margins for both lab and Roka

CONFIDENTIAL Third Party Lab Opportunity 2016 Objectives Q1 – Atlas units into partner laboratory  Q2/Q3 – Pilot Concept  Pricing model  Courier  Atlas volume  Q4 – Agreement  Initiate broader roll-out 23

Current Pathogen Testing in the Beef Industry

Testing Opportunity



4.3M Pathogen Tests*
0.5
3.8
E. coli 0157:H7
Salmonella/STEC

Incumbent Technology

BioControl GDS



Regulatory Environment

E. coli O157:H7 and Big Six STEC adulterants

USDA FSIS

*FSIS 2013 Pathogen Controls in Beef Survey, Company Estimates

CONFIDENTIAL

Roka BIOSCIENCE

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CONFIDENTIAL Pathway to Market Adoption Roka engaged with leading beef processor over the past two years to meet external & internal adoption requirements Gain Atlas Adoption by one of the Big Four Beef Producers 25

CONFIDENTIAL Current Status Customer already uses Atlas for all Poultry testing and recognizes efficiencies Industry conservative on making testing change due to recent litigations on E.Coli O157:H7  Risk of change offset by significant cost savings benefit Significant cost savings estimated by beef processor Cost savings primary driver as discussion moves to implementation Implementation may be Sept. 2016 – post ‘hot-season’ 26

CONFIDENTIAL Beef Market Opportunity 27 3.8 0.5 4.3M Pathogen Tests E. coli 0157:H7 Salmonella/STEC 4 large processors *Revenue based on $8.00 per test Revenue ($ mill.)* 25% 9 50% 17 75% 26 100% 34 Sh ar e FSIS 2013 Pathogen Controls in Beef Survey, Company Estimates

CONFIDENTIAL Funding Summary  Well positioned to benefit from a changing food safety market  Lab partnership and beef present exciting opportunities  $25M Financing sought to fund significant revenue growth  Insider participation by leading investors 28

CONFIDENTIAL Cap Table March 31, 2016 52% 29 Shares outstanding (millions) 17.9 100% OrbiMed 3.2 18% NEA 3.2 18% TPG 2.9 16% Other insiders 1.0 6% Craig Drill 1.6 9% Hologic 0.9 5% Aisling 0.5 3% Others 4.5 25%

CONFIDENTIAL Balance Sheet Summary  $25.5 working capital  $3.0 debt principal due by end of 2016 ($ Million) 31-Mar-16 Cash and equivalents 23.3 Property and equipment 9.4 Intangible assets 21.5 Other assets 10.0 Debt 9.0 Deferred payments 4.1 Other liabilities 13.9 Equity 37.2 30